Exhibit 10.11

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

REGULATION S SUBSCRIPTION AGREEMENT

NON-U.S. PERSONS ONLY

THIS AGREEMENT is made effective as of the ____ day of October, 2008.

BETWEEN:

THE SUBSCRIBER LISTED ON THE EXECUTION PAGE

TO THIS AGREEMENT

 (hereinafter called the "Subscriber")

OF THE FIRST PART

AND:

EN2GO INTERNATIONAL, INC., a Nevada corporation,

of 2921 West Olive Ave., Burbank, CA 91505

(hereinafter called the “Company")

OF THE SECOND PART

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.

 DEFINITIONS

1.1

The following terms will have the following meanings for all purposes of this Agreement.

(a)

“Agreement” means this Agreement, and all schedules and amendments to the Agreement.

(b)

“Canadian Accredited Investor Status Certificate” means the Accredited Investor Status Certificate required to be completed by a Subscriber who is a resident of Canada.

(c)

“Common Stock” means the shares of Common Stock of the Company, $0.00001 par value per share.

(d)

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(e)

“Subscriber” means the Subscriber executing the signature page to this Agreement.

(f)

“Offering” means the offering of the Shares by the Company.

(g)

“Purchase Price” means the purchase price payable by the Subscriber to the Company in consideration for the purchase and sale of the Shares in accordance with Section 2.1 of this Agreement.

(h)

“SEC” means the United States Securities and Exchange Commission.

(i)

"Securities Act" means the United States Securities Act of 1933, as amended.

(j)

“Shares” means those shares of Common Stock to be purchased by the Subscriber.

1.2

All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

2.

PURCHASE AND SALE OF SHARES

2.1

Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at a price equal to $0.15 US per Share and a warrant at $0.20 for each share purchased.  Upon execution, the subscription by the Subscriber will be irrevocable.

2.2

The Purchase Price is payable by the Subscriber upon execution of this Agreement.

2.3

Upon execution by the Company, the Company agrees to sell such Shares to the Subscriber for the Purchase Price subject to the Company's right to sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable. On the closing date of the Offering, the Subscriber shall deliver to the Company a certified cheque or bank draft or wire transfer payable to the Company. The Company will then issue and sell the Subscriber’s Shares and cause definitive certificates representing the number of Subscriber’s Shares so issued and registered in accordance with this Subscription Agreement to be delivered in accordance with this Subscription Agreement.

2.4

Any acceptance by the Company of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident.  Each Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

2.5

The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Agreement to the Subscriber’s address indicated on the signature page of this Agreement.

2.6

The Subscriber acknowledges and agrees that the subscription for the Shares and the Company's acceptance of the subscription is not subject to any minimum subscription for the Offering.

3.

REGULATION S AGREEMENTS OF THE SUBSCRIBER

3.1

The Subscriber represents and warrants to the Company that the Subscriber is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person.

A “U.S. Person” is defined by Regulation S of the Securities Act to be any person who is:

(a)

any natural person resident in the United States;

(b)

any partnership or corporation organized or incorporated under the laws of the United States;

(c)

any estate of which any executor or administrator is a U.S. person;

(d)

any trust of which any trustee is a U.S. person;

(e)

any agency or branch of a foreign entity located in the United States;

(f)

any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g)

any partnership or corporation if:

(i)

organized or incorporated under the laws of any foreign jurisdiction; and

(ii)

formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Securities Act] who are not natural persons, estates or trusts.

3.2

The Subscriber acknowledges that the Subscriber was not in the United States at the time the offer to purchase the Shares was received.

3.3

The Subscriber acknowledges that the Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act.

3.4

The Subscriber agrees not to engage in hedging transactions with regard to the Shares, unless in compliance with the Securities Act.

3.5

The Subscriber and the Company agree that the Company will refuse to register any transfer of the Shares, not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

3.6

The Subscriber agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

3.7

The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

4.

REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber, represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the sale of the Shares to such Subscriber:

4.1

The Subscriber is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the Shares. The Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Shares.

4.2

The Subscriber has had full opportunity to review the Company’s filings with the SEC pursuant to the Exchange Act, including the Company’s annual reports on Form 10-KSB and quarterly reports on Form 10-QSB, and additional information regarding the business and financial condition of the Company.  The Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. The Subscriber further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Company.  The Subscriber has had full opportunity to discuss this information with the Subscriber’s legal and financial advisers prior to execution of this Agreement.

4.3

The Subscriber acknowledges that the offering of the Shares by the Company has not been reviewed by the SEC and that the Shares are being issued by the Company pursuant to an exemption from registration under the Securities Act.

4.4

The Subscribers understands that the Shares it is purchasing are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Subscriber represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.5

The Shares will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

4.6

An investment in the Company is highly speculative and only Subscribers who can afford the loss of their entire investment should consider investing in the Company and the Shares. The Subscriber is financially able to bear the economic risks of an investment in the Company.

4.7

The Subscriber recognizes that the purchase of the Shares involves a high degree of risk in that the Company is in the early stages of development of its business and may require substantial funds in addition to the proceeds of this private placement.

4.8

The Subscriber is not aware of any advertisement of the Shares.

4.9

This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

4.10

The Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within his jurisdiction for the purchase of the Shares; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Shares; and (v) any restrictions on transfer applicable to any disposition of the Shares imposed by the jurisdiction in which the Subscriber is resident.

4.11

The Subscriber is purchasing the Shares as principal for his/her own account and not for the benefit of any other person.

5.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

By executing this Subscription Agreement, the Company represents, warrants and covenants to the Subscriber, which representations, warranties and covenants will be true and correct as of the Closing with the same force and effect as if made at and as of the Closing (and acknowledges that the Subscriber is relying thereon) that:

5.1

The Company has been duly incorporated and organized and is a valid and subsisting company under the laws of the jurisdiction of its incorporation, and is duly qualified to carry on business in such jurisdiction and in each other jurisdiction, if any, wherein the carrying out of the activities contemplated makes such qualifications necessary.

5.2

The Shares will, upon issue and delivery, be validly issued as fully paid and non-assessable.

5.3

The Company has filed all forms, reports, documents and information required to be filed by it, whether pursuant to applicable securities laws or otherwise, with the SEC pursuant to the Exchange Act (the “Disclosure Documents”).  As of the time the Disclosure Documents were filed with the applicable securities regulators (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Disclosure Documents complied in all material respects with the requirements of the applicable securities laws; and (ii) none of the Disclosure Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

5.4

The financial statements of the Company contained in the Disclosure Documents:  (i) complied as to form in all material respects with the published rules and regulations under the applicable securities laws; (ii) were reported in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding periods; and (iii) present fairly the consolidated financial position of the Company and its subsidiaries, if any, as of the respective dates thereof and the consolidated results of operations of the Company and its subsidiaries, if any, for the periods covered thereby.

5.5

The Company has the full corporate right, power and authority to execute this Subscription Agreement, and to issue the Shares to the Subscriber pursuant to the terms of this Subscription Agreement.

5.6

This Subscription Agreement constitutes a binding and enforceable obligation of the Company, enforceable in accordance with its terms.

6.

REPRESENTATIONS BY CANADIAN RESIDENTS

6.1

If the Subscriber is a resident of Canada, the Subscriber represents to the Company that the Subscriber is an accredited investor as defined in National Instrument 45-106 and has completed a Canadian Accredited Investor Status Certificate.

7.

MISCELLANEOUS

7.1

Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its corporate office at 2921 West Olive Ave. Burbank, CA 91505, Attention: Paul E. Fishkin, President and Treasurer, and to the Subscriber at its address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

7.2

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

7.3

Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

NUMBER OF SHARES SUBSCRIBED FOR:
Shares

INDIVIDUAL SUBSCRIBER:
Signature of Subscriber:

Name of Subscriber:

Address of Subscriber:

Telephone Number of Subscriber:

CORPORATE SUBSCRIBER:
Signature of Authorized Signatory:

Name of Subscriber:

Name and Title of Authorized Signatory:

Address of Subscriber:

Jurisdiction of Incorporation of Subscriber:

Telephone Number of Subscriber:

ACCEPTED BY:
EN2GO INTERNATIONAL, INC.

Signature Of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory:

Date of Acceptance:

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